Exhibit 99.1

Subjects with the following pre - existing cardiovascular conditions reported in medical history at screening were classified as “CVD at baseline” for analysis ▪ Atrioventricular or bundle branch block, arrhythmia, tachycardia, atrial fibrillation, sinus bradycardia, premature ventricular contractions, heart disorder, palpitation, aortic regurgitation, mitral valve prolapse, arteriosclerotic heart disease, coronary heart disease, angina attack, myocardial infarction, heart enlarged, left ventricular hypertrophy, pericarditis, heart murmur ▪ Stroke, carotid artery disease, carotid artery stenosis, transient ischemic attacks, venous stasis, hypotension, deep vein thrombosis, peripheral vascular disease, hypertension and varicose veins SUN 198 Hypogonadal Men with and without Cardiovascular Disorders Benefit from LPCN 1021 (Oral Testosterone) – SOAR (Study of Androgen Replacement) Trial Mohit Khera, MD 1 , Adrian S Dobs, MD, MHS 2 , Christina Wang, MD 3 , Jed C Kaminetsky, MD 4 , Irwin Goldstein, MD 5 , Anthony DelConte, MD 6,7 , Nachiappan Chidambaram 7 , Satish Nachaegari 7 , Mahesh Patel 7 , Martin M. Miner, MD 8 1 Baylor College of Medicine, Houston, TX, 2 Johns Hopkins University School of Medicine , Baltimore, MD, 3 Harbor - UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA, 4 University Urology Associates, New York, NY, 5 Alvarado Hospital, San Diego, CA, 6 Saint Joseph’s University, Philadelphia, PA, 7 Lipocine, Inc. Salt Lake City, UT, 8 Brown University and the Miriam Hospital, Providence, RI Conflict of Interest and Disclosures MK serves as a consultant for Endo, AbbVie, and Lipocine, Inc ; ASD received research funding from the NIH and Pfizer and is a member of advisory groups for AbbVie and Lipocine, Inc ; CW received research funding from Antares Pharma, Clarus Therapeutics, Lipocine, Inc , Prolor Biotech, and received consulting fees from Clarus Therapeutics, Lipocine, Inc , and TesoRx ; JCK received research funding from AbbVie, Antares Pharma, Auxilium , Clarus Therapeutics, Ferring Pharmaceuticals, Inc , and Lipocine, Inc , and received consulting and/or speaker fees from Antares Pharma and Auxilium ; IG has received research funding from Endo, Lipocine, Repros , TesoRx , consulting fees from TesoRx , and is a member of advisory boards of Lipocine and TesoRx ; MMM received research funding from New England Research Institutes and Lipocine, Inc and is a consultant to Lipocine, Inc and Repros Therapeutics; AD is a consultant to Lipocine, Inc ; NC, SN, and MP are employees of Lipocine Inc. The study was funded by Lipocine, Inc . Methods ▪ Randomized active - control, 12 - month , open label, multicenter dose - titration trial. ▪ Hypogonadal men 18 - 80 years (T<300ng/dL on 2 separate days) who received LPCN 1021 (n=210) or AndroGel 1.62% (n=104). ▪ Cardiovascular - related study exclusion criteria included: ▪ abnormal ECG considered clinically significant by investigator at screening ▪ stroke or myocardial infarction within previous 5 years ▪ long QT syndrome or unexplained sudden death in first - degree relative ▪ dose changes of antihypertensive, lipid - lowering, or hypoglycemic agents within previous 3 months ▪ Subjects started LPCN 1021 at 225 mg TU BID and titrated up (Cavg <300 ng/dL) or down (Cmax >1500 ng/dL or Cavg >1140 ng/dL) at Weeks 4 and 8 based on 24 h serum T PK profile obtained at Weeks 3 and 7. ▪ Sexual function and mood changes were assessed by the Psychosexual Daily Questionnaire (PDQ) for 7 days preceding Weeks 1 and 52. ▪ Quality of life was assessed by the SF - 36 questionnaire at Weeks 1and 52. Subjects with and without CVD showed statistically significant (p<0.05) improvements all PDQ scores from baseline to end of study Conclusions Twice daily administration of oral LPCN 1021 improved psychosexual symptoms in hypogonadal men with and without CVD . Introduction Testosterone (T) therapy is indicated for hypogonadism in men with low serum T and related symptoms. However, topical or parenteral T formulations are associated with inadvertent T transference and poor compliance. T formulations that improve patient compliance, mitigate transference, and achieve consistent serum T levels are needed. LPCN 1021 is a novel oral T undecanoate formulation assessed in a Phase 3 (SOAR) trial that may avoid some undesirable attributes of non - oral T formulations. This subgroup analysis was performed to evaluate the effect of LPCN 1021 on psychosexual symptoms in hypogonadal men with a cardiovascular disorder (CVD) at screening. Results • Of 314 hypogonadal subjects, 164 (52%) had a pre - existing CVD at screening (baseline) and 150 (48%) did not. • 111 of 164 subjects with pre - existing CVD (68%) received LPCN 1021. Baseline characteristics of subjects with and without CVD at baseline (LPCN 1021 and AndroGel 1.62% subjects included) Characteristic, mean (SD) CVD at baseline N = 164 No CVD at baseline N = 150 P - Value Age, years 56.7 (9.1) 49.3 (9.5) <0.001 Weight, kg 98.5 (15.0) 97.0 (14.9) 0.366 Body mass index, kg/m 2 31.1 (3.8) 30.6 (3.9) 0.253 Baseline T, ng/dL 253 (92.7) 239 (93.4) 0.184 Baseline SHBG, nmol/L 32.8 (15.9) 27.8 (11.2) 0.002 Cholesterol, mmol/L 5.0 (1.0) 5.2 (1.0) 0.135 LDL, mmol/L 2.8 (0.9) 3.0 (0.8) 0.026 HDL, mmol/L 1.3 (0.3) 1.2 (0.3) 0.032 Triglycerides, mmol/L 2.1 (1.6) 2.2 (1.4) 0.339 Systolic blood pressure, mmHg 135.5 (14.9) 129.4 (12.5) 0.0001 Diastolic blood pressure, mmHg 84.0 (9.1) 81.3 (7.8) 0.006 C - reactive protein a , nmol/L 22.8 (20.4) 22.5 (18.0) 0.885 Lp - PLA2, ng/mL 186.9 (51.4) 198.0 (42.4) 0.049 Vitality (0 - 100 pt scale, ↑ better) 48.8 (13.8) 45.4 (13.2) 0.028 Maintained erection (0 - 7 pt scale, ↑ better) 2.6 (2.0) 3.5 (1.9) 0.001 Percent full erection (0 - 100%) 44.2 (29.8) 54.2 (29.6) 0.010 a Subjects with CRP values >95.23 nmol/L were excluded. 0 1 2 3 4 5 6 7 Overall Level of Sexual Desire Highest Pleasure w/o Partner Highest Pleasure w/ Partner Positive Mood Negative Mood Weekly Maintained Erection PDQ score (0 to 7 point scale) a CVD subjects - baseline CVD subjects - end of study No CVD subjects - baseline No CVD subjects - end of study 0 2 4 6 8 10 12 Weekly Sexual Activity PDQ score (12 - item checklist) Change in laboratory parameters for subjects with CVD at baseline and at end of study following LPCN 1021 Parameter Baseline N = 111 End of Study N = 111 P - Value Total Testosterone, ng/dL 256.5 (92.4) 507.8 (434.9) <0.0001 SHBG, nmol/L 34.0 (17.5) 25.3 (17.3) 0.0003 Cholesterol, mmol/L 5.0 (1.0) 4.7 (1.1) 0.0368 LDL, mmol/L 2.8 (0.8) 2.7 (1.0) 0.6092 HDL, mmol/L 1.3 (0.3) 1.1 (0.3) 0.0001 Triglyceride, mmol/L 2.0 (1.8) 1.8 (1.4) 0.3954 Systolic blood pressure, mmHg 136.4 (14.8) 134.8 (16.0) 0.4282 Diastolic blood pressure, mmHg 84.1 (9.1) 82.5 (9.4) 0.1944 C - reactive protein a , nmol/L 23.0 (20.0) 23.8 (19.4) 0.0770 Lp - PLA2, ng/mL 188.5 (55.4) 179.9 (46.1) 0.2257 a Subjects with CRP values >95.23 nmol/L were excluded. 0 20 40 60 80 100 Percent Full Erection PDQ score (0 - 100%) a Higher scores indicate higher levels of each PDQ subscale. SF - 36 subscores ▪ Vitality (p=0.0060) and mental component summary (p=0.0173) showed statistically significant improvement from baseline to end of study in subjects with CVD following LPCN 1021. ▪ Vitality ( p<0.0001) and mental component summary ( p=0.0052) showed statistically significant improvement from baseline to end of study in subjects without CVD following LPCN 1021.